Exhibit 3.14

CERTIFICATE OF FORMATION

OF

DEERFIELD TRIARC CAPITAL LLC

This Certificate of Formation of Deerfield Triarc Capital LLC (the “Company”) to form a limited liability company under the Delaware Limited Liability Company Act is dated as of December 13, 2004.

ARTICLE ONE

The name of the limited liability company is:  Deerfield Triarc Capital LLC

ARTICLE TWO

The address of the registered office of the Company in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The name of the Company’s registered agent at such address is Corporation Service Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Deerfield Triarc Capital LLC this 14th day of December, 2004.

/s/ Paul C. Hughes, Esq.
Paul C. Hughes, Esq.
Authorized Person

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF FORMATION OF

DEERFIELD TRIARC CAPITAL LLC

The undersigned, as sole member of Deerfield Triarc Capital LLC, a Delaware limited liability company (the “LLC’’), does hereby certify the following:

FIRST.	The name of ‘the limited liability company name is:

Deerfield Triarc Capital. LLC

SECOND.	The Certificate of Formation is hereby amended to read as follows:

“The name of the company is hereby amended to be:

Deerfield Capital LLC”

IN WITNESS WHEREOF, the undersigned, as sole member of the LLC, has caused this Certificate of Amendment to the, Certificate of Formation to be signed this 24 day of December, 2007.

Deerfield Capital Corp., Sole Member

By:	/s/ Robert Grien
Name:	Robert Grien, President of Member

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION

OF

DEERFIELD CAPITAL LLC

1.             Name of Limited Liability Company: Deerfield Capital LLC.

2.             The Certificate of Formation of the limited liability company is hereby amended as follows:

FIRST: The name of the limited liability company is CIFC Capital Holdco LLC.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Certificate of Formation this day of 9th day of May, 2014.

/s/ Robert Milton
Robert C. Milton III
Authorized Person